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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




                          Date of report: June 8, 1998
                        (Date of earliest event reported)


                     ENSTAR INCOME/GROWTH PROGRAM Five-B, L.P.,
                          a Georgia limited partnership
             (Exact name of registrant as specified in its charter)




         Georgia                Commission File:                  58-1713008
         -------                ----------------                  ----------
(State or other jurisdiction       0-16789                    (I.R.S. Employer
   of incorporation or                                       identification No.)
      organization)


                      10900 Wilshire Boulevard, 15th Floor
                          Los Angeles, California 90024
                 ----------------------------------------------
          (Address of principal executive offices, including zip code)




                                 (310) 824-9990
                                 --------------
                (Registrant's phone number, including area code)


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               Item 5.         Other Events

                    On May 30, 1998, Sierra Fund 4, L.L.C. disseminated a letter stating its interest in acquiring up to 4.9% of the outstanding units of limited partnership interests in Enstar Income/Growth Program Five-B, L.P. (the "Registrant") for a price of $60 per unit. This offer was made without the consent or involvement of the Registrant's Corporate General Partner. The Corporate General Partner has considered the offer, concluded that it is inadequate and, accordingly, recommended that limited partners not accept the offer. Pursuant to Rule 14e-2 promulgated under the Securities Exchange Act of 1934, as amended, this recommendation and the Corporate General Partner's bases therefor were conveyed to limited partners in a letter dated June 8, 1998 which is filed as an exhibit hereto and incorporated herein by this reference.

                    Forward-looking  statements contained or referred to in this report are made pursuant to the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended. Investors are cautioned that such forward-looking statements involve risks and uncertainties including, without limitation, the effects of legislative and regulatory changes; the potential of increased levels of competition for the Partnership; technological changes; the Partnership's dependence upon third-party programming; the absence of unitholder participation in the governance and management of the Partnership; the management fees payable to the Corporate General Partner; the exoneration and indemnification provisions contained in the Partnership agreement relating to the Corporate General Partner; other potential conflicts of interest involving the Corporate General Partner and its affiliate; and other risks detailed from time to time in the Partnership's Annual Report on Form 10-K and other periodic reports filed with the Commission.

               Item 7.        Financial Statements, Pro Forma
                              Financial Information and Exhibits

               (c)     Exhibits

                       5.1     Letter to Limited Partners dated June 8, 1998.


                                     * * * *

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  Enstar Income/Growth Program Five-B, L.P.
                                           a Georgia limited partnership



Date:  June 8, 1998.              By:      /s/ Michael K. Menerey
                                           ----------------------
                                           Michael K. Menerey
                                           Executive Vice President,
                                           Chief Financial Officer and
                                           Secretary

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                                                     Sequentially
                                                       Numbered
               Exhibit           Description             Page
               -------           -----------             ----

                 5.1          Letter to Limited           5
                                Partners dated
                                 June 8, 1998